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                                                                   Exhibit 23(a)



                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


Deluxe Corporation:

We consent to the incorporation by reference in this Registration
Statement of Deluxe Corporation on Form S-8 of our reports dated
February 10, 1994, appearing in and incorporated by reference in the Annual Report on Form 10-K of Deluxe Corporation for the fiscal year ended December 31, 1993.



/s/ DELOITTE & TOUCHE
DELOITTE & TOUCHE
Minneapolis, Minnesota
May 10, 1994